Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2024	2023				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'24 vs '23
						% Change

Interest income	$782,710	788,297	786,039	759,143	716,879	9%
Interest expense	363,864	351,083	342,880	303,612	236,128	54

Net interest income	418,846	437,214	443,159	455,531	480,751	(13)
Provision for (reversal of) credit losses	53,980	45,472	72,572	38,881	32,154	68

Net interest income after provision for credit losses	364,866	391,742	370,587	416,650	448,597	(19)

Non-interest revenue:
Service charges on deposit accounts	21,813	22,260	21,385	23,477	22,974	(5)
Fiduciary and asset management fees	19,013	18,149	20,205	20,027	19,696	(3)
Card fees	19,486	20,872	18,602	17,059	15,824	23
Brokerage revenue	22,707	21,961	21,387	22,451	24,204	(6)
Mortgage banking income	3,418	3,019	3,671	4,609	3,858	(11)
Capital markets income	6,627	6,456	7,980	9,482	15,127	(56)
Income from bank-owned life insurance	7,347	10,324	6,965	6,878	7,262	1
Investment securities gains (losses), net	—	(77,748)	—	—	1,030	nm
Recovery of NPA	—	—	—	—	13,126	nm
Other non-interest revenue	18,477	26,175	6,944	8,293	10,025	84

Total non-interest revenue	118,888	51,468	107,139	112,276	133,126	(11)

Non-interest expense:
Salaries and other personnel expense	188,521	176,712	179,741	183,001	188,924	—
Net occupancy, equipment, and software expense	46,808	48,146	45,790	42,785	42,860	9
Third-party processing and other services	20,258	21,717	21,439	21,659	21,833	(7)
Professional fees	7,631	11,147	10,147	9,597	8,963	(15)
FDIC insurance and other regulatory fees	23,819	61,470	11,837	11,162	10,268	132
Restructuring charges (reversals)	1,524	1,231	17,319	(110)	(733)	nm
Loss on other loans held for sale	—	—	30,954	2,360	16,750	nm
Other operating expenses	34,180	32,435	36,305	36,727	32,987	4

Total non-interest expense	322,741	352,858	353,532	307,181	321,852	—

Income before income taxes	161,013	90,352	124,194	221,745	259,871	(38)
Income tax expense	36,943	20,779	27,729	47,801	57,712	(36)

Net income	124,070	69,573	96,465	173,944	202,159	(39)

Less: Net income (loss) attributable to noncontrolling interest	(437)	(768)	(630)	(166)	—	nm

Net income attributable to Synovus Financial Corp.	124,507	70,341	97,095	174,110	202,159	(38)

Less: Preferred stock dividends	9,685	9,696	9,672	8,291	8,291	17

Net income available to common shareholders	$114,822	60,645	87,423	165,819	193,868	(41)%

Net income per common share, basic	$0.78	0.41	0.60	1.13	1.33	(41)%

Net income per common share, diluted	0.78	0.41	0.60	1.13	1.32	(41)

Cash dividends declared per common share	0.38	0.38	0.38	0.38	0.38	—

Return on average assets *	0.85%	0.47	0.64	1.15	1.36	(51)	bps
Return on average common equity *	10.2	5.9	8.2	15.5	19.2	(900)

Weighted average common shares outstanding, basic	146,430	146,372	146,170	146,113	145,799	—%
Weighted average common shares outstanding, diluted	147,122	146,877	146,740	146,550	146,727	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	March 31, 2024	December 31, 2023	March 31, 2023

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,379,778	$2,414,103	$3,329,882
Federal funds sold and securities purchased under resale agreements	43,722	37,323	35,518
Cash, cash equivalents, and restricted cash	2,423,500	2,451,426	3,365,400

Investment securities available for sale, at fair value	9,694,515	9,788,662	9,732,618
Loans held for sale (includes $36,698, $47,338 and $44,400 measured at fair value, respectively)	130,586	52,768	669,447

Loans, net of deferred fees and costs	43,309,877	43,404,490	44,044,939
Allowance for loan losses	(492,661)	(479,385)	(457,010)
Loans, net	42,817,216	42,925,105	43,587,929

Cash surrender value of bank-owned life insurance	1,119,379	1,112,030	1,094,072
Premises, equipment, and software, net	375,315	365,851	367,089
Goodwill	480,440	480,440	452,390
Other intangible assets, net	43,021	45,928	25,267
Other assets	2,751,148	2,587,324	2,545,813
Total assets	$59,835,120	$59,809,534	$61,840,025

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$12,042,353	$12,507,616	$14,642,677
Interest-bearing deposits	38,537,889	38,231,569	35,311,259

Total deposits	50,580,242	50,739,185	49,953,936

Federal funds purchased and securities sold under repurchase agreements	128,244	189,074	195,695
Other short-term borrowings	252,469	3,496	253,152
Long-term debt	2,031,735	1,932,534	5,146,252
Other liabilities	1,800,794	1,801,097	1,520,860
Total liabilities	54,793,484	54,665,386	57,069,895

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 171,873,265, 171,360,188 and 170,713,864 respectively; outstanding 146,418,407, 146,705,330 and 146,059,006 respectively	171,873	171,360	170,714
Additional paid-in capital	3,957,576	3,955,819	3,925,449
Treasury stock, at cost; 25,454,858, 24,654,858 and 24,654,858 shares, respectively	(974,499)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(1,248,194)	(1,117,073)	(1,289,327)
Retained earnings	2,574,017	2,517,226	2,370,633
Total Synovus Financial Corp. shareholders’ equity	5,017,918	5,119,993	4,770,130
Noncontrolling interest in subsidiary	23,718	24,155	—
Total equity	5,041,636	5,144,148	4,770,130
Total liabilities and equity	$59,835,120	$59,809,534	$61,840,025

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	First Quarter 2024			Fourth Quarter 2023			First Quarter 2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,943,797	$583,459	6.72%	$35,106,156	$590,588	6.67%	$35,030,809	$526,529	6.10%
Consumer loans (1) (2)	8,434,105	109,566	5.21	8,491,244	109,509	5.14	8,762,631	104,147	4.78
Less: Allowance for loan losses	(481,146)	—	—	(480,332)	—	—	(445,192)	—	—
Loans, net	42,896,756	693,025	6.49	43,117,068	700,097	6.45	43,348,248	630,676	5.89
Investment securities available for sale	11,148,242	71,906	2.58	11,164,487	65,176	2.33	11,293,958	61,054	2.16
Trading account assets	11,567	65	2.25	13,067	215	6.59	11,338	124	4.39
Other earning assets(4)	1,218,090	16,173	5.25	1,463,176	19,689	5.26	1,513,800	17,212	4.55
FHLB and Federal Reserve Bank stock	187,825	2,273	4.84	187,015	3,536	7.56	306,935	3,355	4.37
Mortgage loans held for sale	29,773	495	6.65	39,024	696	7.14	36,497	566	6.20
Other loans held for sale	18,465	83	1.77	8,044	104	5.06	443,690	5,011	4.52
Total interest earning assets	55,510,718	784,020	5.68%	55,991,881	789,513	5.59%	56,954,466	717,998	5.11%
Cash and due from banks	532,624			522,986			643,502
Premises and equipment	370,376			366,647			370,275
Other real estate	61			—			—
Cash surrender value of bank-owned life insurance	1,114,703			1,108,766			1,091,080
Other assets(5)	1,493,749			1,173,785			1,074,238
Total assets	$59,022,231			$59,164,065			$60,133,561
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,590,340	65,415	2.48%	$10,422,286	58,588	2.23%	$9,088,533	23,218	1.04%
Money market accounts	12,826,385	103,129	3.23	13,053,781	103,211	3.14	14,397,683	72,618	2.05
Savings deposits	1,057,087	287	0.11	1,098,914	275	0.10	1,370,173	211	0.06
Time deposits	7,902,850	86,493	4.40	7,198,229	75,462	4.16	3,601,288	21,496	2.42
Brokered deposits	5,737,445	77,342	5.42	6,069,055	81,444	5.32	5,553,970	56,392	4.12
Federal funds purchased and securities sold under repurchase agreements	113,558	648	2.26	93,854	350	1.46	133,360	670	2.01
Other short-term borrowings	71,775	955	5.26	2,672	51	7.50	1,677,519	18,994	4.53
Long-term debt	1,764,740	29,595	6.69	1,922,661	31,702	6.55	3,148,062	42,529	5.41
Total interest-bearing liabilities	40,064,180	363,864	3.65%	39,861,452	351,083	3.49%	38,970,588	236,128	2.46%
Non-interest-bearing demand deposits	12,071,670			12,744,275			15,014,224
Other liabilities	1,782,659			1,906,686			1,522,827
Total equity	5,103,722			4,651,652			4,625,922
Total liabilities and equity	$59,022,231			$59,164,065			$60,133,561
Net interest income and net interest margin, taxable equivalent (6)		$420,156	3.04%		$438,430	3.11%		$481,870	3.43%
Less: taxable-equivalent adjustment		1,310			1,216			1,119
Net interest income		$418,846			$437,214			$480,751

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: First Quarter 2024 — $10.6 million, Fourth Quarter 2023 — $13.1 million, and First Quarter 2023 — $11.5 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.36) billion, $(1.89) billion, and $(1.52) billion for the First Quarter 2024, Fourth Quarter 2023, and First Quarter 2023, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2024	December 31, 2023	% Change	March 31, 2023	% Change
Commercial, Financial, and Agricultural	$14,616,902	$14,459,345	1%	$14,201,398	3%
Owner-Occupied	8,114,394	8,139,148	—	8,398,778	(3)
Total Commercial & Industrial	22,731,296	22,598,493	1	22,600,176	1
Multi-Family	4,199,435	4,098,188	2	3,374,129	24
Hotels	1,790,505	1,803,102	(1)	1,737,163	3
Office Buildings	1,852,208	1,891,587	(2)	3,071,236	(40)
Shopping Centers	1,302,754	1,319,049	(1)	1,332,078	(2)
Warehouses	871,662	854,475	2	1,020,921	(15)
Other Investment Property	1,294,317	1,396,903	(7)	1,441,303	(10)
Total Investment Properties	11,310,881	11,363,304	—	11,976,830	(6)
1-4 Family Construction	194,146	194,481	—	201,896	(4)
1-4 Family Investment Mortgage	385,992	404,021	(4)	394,754	(2)
Total 1-4 Family Properties	580,138	598,502	(3)	596,650	(3)
Commercial Development	66,000	73,022	(10)	63,004	5
Residential Development	72,024	79,961	(10)	106,872	(33)
Land Acquisition	164,976	201,969	(18)	253,399	(35)
Land and Development	303,000	354,952	(15)	423,275	(28)
Total Commercial Real Estate	12,194,019	12,316,758	(1)	12,996,755	(6)
Consumer Mortgages	5,384,602	5,411,723	(1)	5,246,640	3
Home Equity	1,804,348	1,807,399	—	1,757,250	3
Credit Cards	180,663	194,141	(7)	184,595	(2)
Other Consumer Loans	1,014,949	1,075,976	(6)	1,259,523	(19)
Total Consumer	8,384,562	8,489,239	(1)	8,448,008	(1)
Total	$43,309,877	$43,404,490	—%	$44,044,939	(2)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2024	December 31, 2023	% Change	March 31, 2023	% Change
Commercial, Financial, and Agricultural	$192,693	$89,870	114%	$94,196	105%
Owner-Occupied	80,218	91,370	(12)	25,591	213
Total Commercial & Industrial	272,911	181,240	51	119,787	128
Multi-Family	2,077	1,681	24	1,806	15
Office Buildings	7,630	35,338	(78)	190	nm
Shopping Centers	547	641	(15)	727	(25)
Warehouses	188	196	(4)	222	(15)
Other Investment Property	1,784	1,914	(7)	668	167
Total Investment Properties	12,226	39,770	(69)	3,613	238
1-4 Family Investment Mortgage	2,300	3,056	(25)	3,515	(35)
Total 1-4 Family Properties	2,300	3,056	(25)	3,515	(35)
Residential Development	478	267	79	267	79
Land Acquisition	540	537	1	886	(39)
Land and Development	1,018	804	27	1,153	(12)
Total Commercial Real Estate	15,544	43,630	(64)	8,281	88
Consumer Mortgages	42,563	46,108	(8)	39,536	8
Home Equity	12,451	10,473	19	7,967	56
Other Consumer Loans	6,981	6,726	4	6,889	1
Total Consumer	61,995	63,307	(2)	54,392	14
Total	$350,450	$288,177	22%	$182,460	92%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2024	2023				First Quarter

	First	Fourth	Third	Second	First	'24 vs '23
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$350,450	288,177	280,532	261,506	182,460	92%
Other Real Estate and Other Assets	21,210	—	—	—	—	nm

Non-performing Assets (NPAs)	371,660	288,177	280,532	261,506	182,460	104

Allowance for Loan Losses (ALL)	492,661	479,385	477,532	471,238	457,010	8
Reserve for Unfunded Commitments	53,579	57,231	55,185	55,729	57,473	(7)

Allowance for Credit Losses (ACL)	546,240	536,616	532,717	526,967	514,483	6

Net Charge-Offs - Quarter	44,356	41,574	66,822	26,396	18,550
Net Charge-Offs - YTD	44,356	153,342	111,768	44,946	18,550
Net Charge-Offs / Average Loans - Quarter (1)	0.41%	0.38	0.61	0.24	0.17
Net Charge-Offs / Average Loans - YTD (1)	0.41	0.35	0.34	0.20	0.17
NPLs / Loans	0.81	0.66	0.64	0.59	0.41
NPAs / Loans, ORE and specific other assets	0.86	0.66	0.64	0.59	0.41
ACL/Loans	1.26	1.24	1.22	1.19	1.17
ALL/Loans	1.14	1.10	1.09	1.06	1.04

ACL/NPLs	155.87	186.21	189.90	201.51	281.97
ALL/NPLs	140.58	166.35	170.22	180.20	250.47

Past Due Loans over 90 days and Still Accruing	$3,748	5,053	3,792	3,643	3,529	6
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$54,814	59,099	54,974	84,946	55,053	—
As a Percentage of Loans Outstanding	0.13%	0.14	0.13	0.19	0.12

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2024	December 31, 2023	March 31, 2023

Common Equity Tier 1 Capital Ratio	10.38%	10.22	9.77
Tier 1 Capital Ratio	11.44	11.28	10.81
Total Risk-Based Capital Ratio	13.31	13.07	12.72
Tier 1 Leverage Ratio	9.62	9.49	9.14
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	8.39	8.56	7.71
Tangible Common Equity Ratio (2) (4)	6.67	6.84	6.12
Book Value Per Common Share (3)	$30.60	31.24	28.98
Tangible Book Value Per Common Share (2)	27.03	27.65	25.71

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.